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                                                                     EXHIBIT 23B

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 33-62721 and 33-70526) and in the Registration Statement on Form S-8 (No. 33-88410) of Rotonics Manufacturing Inc. of our report dated September 11, 1995 appearing on page F-2 of this Form 10-K.





         Price Waterhouse LLP
         Los Angeles, California
         September 16, 1996